BLACKROCK MUNICIPAL BOND FUND, INC.

BlackRock National Municipal Fund

BlackRock Short-Term Municipal Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 9, 2017 to the Statement of Additional Information (“SAI”),

dated October 28, 2016, as amended and supplemented to date

Effective as of June 12, 2017, BlackRock Advisors, LLC (“BlackRock”) has agreed to reduce the Fund’s contractual management fee rate. Accordingly, the Funds’ SAI is amended as follows:

The first table in the section of the SAI entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

Effective June 12, 2017, with respect to the National Fund and the Short-Term Fund, the annual advisory fee rate is as follows:

	Management Fee Rate
Aggregate of average daily net assets of the two combined Funds	National Fund	Short-Term Fund
First $250 million	0.410%	0.360%
$250 million – $400 million	0.385%	0.340%
$400 million – $550 million	0.385%	0.320%
Greater than $550 million	0.385%	0.290%

Prior to June 12, 2017, with respect to the National Fund and the Short-Term Fund, the annual advisory fee rate is as follows:

	Management Fee Rate
Aggregate of average daily net assets of the two combined Funds	National Fund	Short-Term Fund
First $250 million	0.450%	0.400%
$250 million – $400 million	0.425%	0.375%
$400 million – $550 million	0.425%	0.350%
Greater than $550 million	0.425%	0.325%

The fifth paragraph in the section of the SAI entitled “Management and Advisory Arrangements” is deleted in its entirety and replaced with the following:

BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates. The contractual waiver for the High Yield Fund is in effect through October 31, 2017 and the contractual waiver for the National Fund and the Short-Term Fund is in effect through October 31, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of a Fund.

Shareholders should retain this Supplement for future reference.

SAI-10051-0617SUP